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                                                                EXHIBIT 10(0)(5)

                               GUARANTY OF LEASE

     In order to induce FOM VEGAS II, LIMITED PARTNERSHIP, (hereinafter "Landlord") to execute that certain Lease Agreement (the "Lease") by and between Landlord and ASHWORTH STORE I, INC., a Delaware corporation, as tenant ("Tenant") for premises located at BELZ FACTORY OUTLET WORLD (MALL II), 7400 South Las Vegas Boulevard, Las Vegas, Nevada 89123, Space #230 consisting of approximately 2,453 square feet, (the "Premises") a copy of which is attached hereto and made a part hereof, the undersigned, whether one or more, jointly and severally, hereby unconditionally guarantees the payment and performance of, and agrees to pay and perform as a primary obligor, all liabilities, obligations, and duties (including, but not limited to, payment of rent) imposed upon Tenant thereunder up to an aggregate maximum of $68,000.00. The liability of the undersigned shall also be reduced by the amount of any security deposit actually applied by Landlord to discharge the liability of Tenant following an event of default.

     The undersigned hereby waives notice of acceptance of this guaranty and all other notices in connection herewith or in connection with the liabilities, obligations and duties guaranteed hereby, including notices of default by Tenant under the Lease, and waives diligence, presentment, and suit on the part of Landlord in the enforcement of any liability, obligation, or duty guaranteed hereby.

     The undersigned further agrees that Landlord shall not be first required to enforce against Tenant or any other person any liability, obligation, or duty guaranteed hereby before seeking enforcement thereof against the undersigned. Suit may be brought and maintained against the undersigned by Landlord to enforce any liability, obligation or duty guaranteed hereby without joinder of Tenant or any other person. The liability of the undersigned shall not be affected by any indulgence, compromise, settlement, or variation of terms which may be extended to Tenant by Landlord or agreed upon by Landlord and Tenant. Landlord and Tenant, without notice to or consent by the undersigned, may at any time or times enter into such modifications, extensions, amendments, or other covenants respecting the Lease as they may deem appropriate, and the undersigned shall not be released thereby, but shall continue to be fully liable for the payment and performance of all liabilities, obligations, and duties of Tenant under the Lease, as so modified, extended or amended.

     The liability of the undersigned hereunder shall in no way be affected by
(a) the release or discharge of Tenant in any creditor, receivership, bankruptcy, or other similar proceedings; (b) the impairment, limitation, or modification of the liability of Tenant or the estate of Tenant in bankruptcy or of any remedy for the enforcement of Tenant's liability under the Lease resulting from the operation of any present or future provisions of the Federal Bankruptcy Code or other statute or from the decision of any court; (c) the rejection or disaffirmance of the Lease in any such proceedings; (d) the assignment or transfer of the Lease by Tenant; or (e) any disability or other defense of Tenant.

     Until all the covenants and conditions in the Lease on Tenant's part to be performed and observed are fully performed and observed, the undersigned (a) shall have no right of subrogation against Tenant by reason of payments or acts of performance by the undersigned in compliance with the obligations of the undersigned hereunder; (b) waives any right to enforce any remedy which undersigned now or hereafter shall have against Tenant by reason of any one or more payments or acts of performance in compliance with the obligations of the undersigned hereunder; and (c) subordinates any liability or indebtedness of Tenant now or hereafter held by the undersigned to the obligations of Tenant to Landlord under the Lease.

     This Guarantee shall apply to the base lease term and any extension or renewal thereof and to any holdover term following the base term or extension or renewal thereof. The liability of the undersigned shall not exceed an aggregate maximum of $68,000.00.

     This Agreement shall be binding upon the undersigned and the heirs, executors, and legal representatives of the undersigned, and shall inure to the benefit of Landlord and its successors and assigns.

     This Agreement shall be governed by and enforced in accordance with the laws of the state in which the Premises are located.

     This Guaranty may not be changed or terminated orally.

     EXECUTED this 21st day of July, 1995.

                                       GUARANTOR: ASHWORTH, INC.

                                       BY: /s/ R.H. Werschkul
                                          ---------------------
                                               R.H. Werschkul

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